Exhibit 99.2

Preliminary 2008 Second Quarter Results July 31st, 2008 9:00 AM EDT Contact GMAC Investor Relations at (866) 710-4623 or investor.relations@gmacfs.com

Forward-Looking Statements In the presentation that follows and related comments by GMAC LLC ("GMAC") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC's and ResCap's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for GMAC and Residential Capital, LLC ("ResCap"), each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors Corporation ("GM"); our ability to maintain an appropriate level of debt; the profitability and financial condition of GM; restrictions on ResCap's ability to pay dividends to us; recent developments in the residential mortgage market, especially in the nonprime sector; continued deterioration in the residual value of off-lease vehicles; the impact on ResCap of the continuing decline in the U.S. housing market; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; disruptions in the market in which we fund GMAC's and ResCap's operations, with resulting negative impact on our liquidity; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap, GMAC or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. A reconciliation of certain non-GAAP financial measures included within this presentation is provided in the supplemental charts. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products.

Table of Contents GMAC Page 4 Global Auto Finance Page 6 Insurance Page 13 ResCap Page 15 Liquidity and Funding Page 21 Summary Page 25 Supplemental Page 26

GMAC: Second Quarter 2008 Performance Highlights Q2 2008 consolidated loss of $2.5 billion, versus a $293 million profit in Q2 2007 North America Auto Finance business negatively affected by slowdown in vehicle sales and deterioration in prices for used trucks and SUVs. Operating lease portfolio was impaired by $716 million in the quarter; loss severity increased ResCap results driven by losses on asset dispositions and valuation adjustments Positive results in Insurance and International Auto Finance operations were not enough to offset these losses GMAC ended Q2 2008 with $14.3 billion of cash and cash equivalents *Includes the assets of GMAC Bank as presented on ResCap's financial statements

GMAC: Net Income and Significant Items 5 Notable Items (Pre-tax) Net Income by Segment *Includes Commercial Finance operating segment, 21% ownership of former commercial mortgage unit and other corporate activities. *Q2 2007 only includes HFS Valuation Adjustments.

Global Auto Finance: Key Metrics Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Net Income 285 593 398 395 554 137 258 -717 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Used 1.4 1.4 2 2.1 2.3 1.9 2.1 2.5 New 18.8 10.8 12.3 14 14.5 13.4 12.9 12.4 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Serviced 123 120 120 121 123 124 122 120 On-Balance Sheet 99 83 84 85 83 83 86 81 ($ bil) All tables include North American and International Operations except where noted. Origination and asset base figures include auto loans and leases. *U.S. managed portfolio only, adjusted for Q2 2008 vehicle mix. Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 24/27 months 16.56 17.32 18.63 18.31 18.44 17.5 17.56 15.82 36 months 14.59 15.15 16.08 16.1 15.62 14.97 14.53 13.4 48 months 12.29 12.28 12.72 12.83 12.37 11.88 11.74 10.93

Global Auto Finance: Condensed Income Statement

Global Auto Finance: Lease Residual Trends Decreased demand for certain used vehicles has caused an unprecedented rapid decline in lease residual values U.S. Sales Proceeds as a % of Original ALG Estimate Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2005 99.8 103.1 106.7 108 107 104 102.4 104.4 103.1 100.1 99.7 101 2006 103.7 106.2 108.7 108.2 105.1 103.5 101.6 99.3 94.8 94.8 96.1 95.8 2007 97.9 101.9 106.2 108.3 103.7 100.8 100.8 101.1 98.7 97.4 95.6 93.5 2008 94.3 95.8 98.6 97.3 92.3 86.3 Jan '08 Feb '08 Mar '08 Apr '08 May '08 Jun '08 Cars 94.4 98.8 101.7 103 100 97.5 SUVs 92.1 91.6 94 91 83.8 75.8 Trucks 102.6 101.4 105.2 102.8 97.8 92.4 * U.S. scheduled terminations on a managed basis, all lease terms **U.S. scheduled terminations, all lease terms

Global Auto Finance: North American Lease Impairment North American Managed Lease Portfolio - Vehicle Mix As of 6/30/08 GMAC recognized a $716 million pretax impairment on its operating lease portfolio, driven by a sharp decline in remarketing proceeds primarily on SUVs in the U.S. Roughly 98% of the charge relates to SUVs The Canadian lease portfolio, with its higher exposure to trucks, accounts for approximately 3% of the total impairment The Canadian portfolio comprises 30% of the North America lease portfolio Shorter-term leases are more adversely impacted Vehicle residual value represents a greater proportion of the lease carrying value GMAC managed lease portfolio is concentrated in longer-dated leases Less than 15% of the portfolio is 27 months or shorter Roughly 20% is 36 months The remaining 65% is 39 months or longer

Global Auto Finance: North American Lease Impairment $716 million impairment charge would have been higher without GM contractual leasing support programs, including: Estimated risk sharing $750 million Estimated residual support $800 million Other lease related support $350 million Previously paid by GM Several initiatives under way to reduce risks on lease portfolio Reducing volume of new lease originations in U.S. Suspending incentivized leases in Canada Implementing incentive program to keep customers in their vehicles at maturity Taking steps to increase pricing and increase returns for all automotive lending and leasing activities, both retail and commercial 10

Global Auto Finance: Consumer Auto Loss Trends Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Managed 0.0112 0.0122 0.0113 0.0092 0.0101 0.0105 0.0134 0.014 Net Retail Losses (% Avg Assets) Q2 2008 1.68% 0.38% 0.57% 1.51% 1.40% Q2 2007 1.03% 0.41% 0.49% 1.08% 0.92% Year over Year Change + 65bps - 3 bps + 8bps + 43bps + 48bps North Asia Latin America Europe Pacific America Global

Global Auto Finance: Auto Delinquency Trends Loans > 30 Days Past Due Q2 2008 2.18% 1.41% 1.91% 3.96% 2.30% Q2 2007 2.37% 1.48% 2.18% 4.15% 2.46% Year over Year Change - 19bps - 7bps - 27bps - 19bps - 16bps Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Managed 0.026617552 0.026132226 0.025186718 0.024565484 0.026298541 0.026815981 0.0242 0.023 North Asia Latin America Europe Pacific America Global

Insurance: Key Metrics Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Net Income 183 735 143 131 117 68 132 135 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Core 126 170 143 134 114 70 131 84 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Combined 0.894 0.925 0.91 0.902 0.953 0.969 0.938 0.978 ($ mil) *Core Earnings = underwriting income + investment income, net of tax. See supplemental charts for a reconciliation of core earnings to GAAP income. **Combined Ratio = sum of all incurred losses and expenses (excluding interest and income tax expense) divided by the total premiums and service revenues earned and other income. Excluding Provident acquisition which we completed in Q2, the combined ratio would be 93.8%, 95.4%, 92.6% and 98.8% for Q3 2007, Q4 2007, Q1 2008 and Q2 2008 respectively. Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Premiums Written($ MM) 1037 936 1070 964 1063 942 1133 1067

Insurance: Condensed Income Statement

ResCap: Key Messages Capital and Liquidity Successfully completed a global refinancing including the ResCap bond exchange Affiliate transactions structured to support liquidity in light of external market constraints Significant nonconforming asset sales completed, driving material losses while generating cash; balance sheet continues to shrink Operating and Market Environments Continued weak housing market conditions drove higher loan loss provisions and other impairments All production outside of the US has been suspended (with the exception of Canadian insured loans) - currently evaluating strategies for international markets Operating expense targets remain on track

ResCap: Key Metrics Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Net income 83 -128 -910 -254 -2261 -921 -859 -1860 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Total HFI, net of Allowance 73.1 67.9 63.6 61 59 41.3 34.001 30.3 All Other 59.508191 72.2 67 64.6 57.1 48.1 47.371 42.5 TA 132.608191 140.1 130.6 125.6 116.1 89.4 81.372 72.8 2 1) Total assets include the auto assets of GMAC Bank as presented in ResCap's 10-Q financial statements. 2) Government and Prime Second Liens are included in Prime Non-conforming. Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Prime Conforming 8.6 12 12 10.8 9.6 12.7 12.1 13 15.44 12.2 Prime Non-conforming 22.5 27.6 28.1 28.6 22.4 18.9 14.1 6.3 5.11 5.8 Nonprime 10.5 7.4 11.4 9.8 5.5 3.2 3.1 1.5 0.34 0.1 Total 41.6 47 51.5 49.2 37.5 34.8 29.3 20.8 20.9 18.1 2 Of the total, $8.3 billion was securitized on-balance sheet at 6/30/08, with net economic exposure limited to $190 million Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Prime Conforming 189.307419 194.907448 200.632475 203.9264827 207.0379288 211.4626959 263.4375031 267.5111779 276.2 237.6 Prime Non-conforming 134.489056 145.858766 159.785278 170.5410375 175.4969053 184.7850459 142.2049002 133.2148282 136.1 155.26 Nonprime 69.319146 69.06174 73.528717 74.13348295 70.32762594 64.2637315 59.99735154 52.58351891 47.6 44 TOTAL 393.115621 409.827954 433.94647 448.6010032 452.86246 460.5114733 465.6397548 453.309525 459.9 436.9

ResCap: Condensed Income Statement* *Income statement presentation (condensed) as it appears on a GMAC reported basis; results on a ResCap reported basis can be found on page 29 of this presentation.

Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Nonprime 1.2 0.3 0.2 0.2 0.2 0.2 Prime 5.3 3.6 1.6 1.5 1.6 1.3 ResCap: Nonprime and Prime Exposure Prime and Other2 1) The nonprime category includes high FICO/high LTV loans, high FICO alternative attribute loans, purchased distressed assets, and subprime assets (Weighted Average FICO 618) for the domestic business and international loans with at least some adverse credit history. 2) Prime and Other includes Prime Conforming, Prime Non-conforming, Prime Second-Lien, and Government. 3) HFI is before allowance. Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Nonprime 70.3 64.3 60 52.6 47.6 44 Prime 382.6 396.2 405.6 400.7 412.3 393 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Nonprime 5 4 2.9 2 2.6 1.1 Prime 17 15.3 12 10 9.2 5.9 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Nonprime 47.9 44.6 37.1 16.9 9.7 7.7 Prime 17.4 18 23.7 25.3 24.8 23.3 Nonprime1 $8.3 billion of securitized assets (largely non-prime) at 6/30/08, with net economic exposure limited to $190 million

ResCap: Global Portfolio Credit Quality Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 % MLFI net charge-offs to total 0.0016 0.002 0.0025 0.0033 0.0033 0.004 0.0073 0.0076 0.0041 0.0061 0.0046 0.0067 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 % Lending Receivables nonaccruals to total 0.004 0.002 0.002 0.093 0.109 0.029 0.05 0.071 0.072 0.116 Q1 Q2 Q3 Q4 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 % Lending Receivables net charge-offs to total 0 0.0002 0 0.0003 0 0.0003 0 0.0002 0.0037 0.0265 0.0047 0.0022 0.0107 0.0047 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 % MLFI nonaccruals to total 0.084 0.083 0.092 0.105 0.119 0.14 0.141 0.127 0.162 0.171 0.122 0.124 Excluding loans impacted by FAS 159 Excluding loans impacted by FAS 159

ResCap: Capital and Liquidity Total equity of $4.1 billion (6/30/08) ResCap was compliant with its tangible net worth and minimum cash covenants at quarter end Global ResCap cash and cash equivalents of $6.6 billion (6/30/08) ResCap cash and cash equivalents increased $2.4 billion compared to Q1 2008 Of the total, $3.7 billion was held at GMAC Bank Evaluating additional measures to support liquidity as pressures expected to continue for the balance of 2008 and into 2009 These figures include the Auto Division of GMAC Bank

Global Liquidity: GMAC and ResCap Debt Refinancing

Successfully completed global debt refinancing in challenging market

- Converted $7.8 billion of unsecured revolvers into $11.4 billion of secured credit capacity
  - Matures in June 2011 with step down in capacity to $7.9 billion after two years
- Renewed NCAT program at $10 billion
- Completed a new syndicated $2.5 billion whole loan repurchase facility to fund conforming mortgages
  - Replaced MALA and RLA facilities
- Completed a $3.5 billion secured funding facility from GMAC to ResCap
  - Facility includes $750 million participation from GM and Cerberus
- Extended ResCap's major secured bilateral credit facilities ($11.6 billion) to May/June 2009
- Completed exchange and tender offer for approximately $14 billion of unsecured debt with approximately $9.5 billion participating

In addition, during the second quarter, GMAC and Cerberus announced $2.4 billion of actions to support ResCap's near term liquidity

GMAC FINANCIAL SERVICES
Q2 2008 GMAC Preliminary Results
21

Global Liquidity: GMAC Bank Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Assets 23.5 28.1 28.4 30.3 31.9 Deposit Liabilities 10.7 14.5 12.8 15.4 16.9 FDIC has granted a 10-year waiver on the GMAC ownership of GMAC Bank The approval contained several conditions: GMAC Bank required to maintain a minimum leverage ratio (Tier 1 Capital/ Total Assets) of 11% for 3 years and a minimum capital level of 5% GMAC Bank provides critical low-cost financing for high-quality mortgages and auto assets Total FHLB borrowing capacity of $11.2 billion ($0.5 billion of which is unused) to fund mortgages Deposits of $16.9 billion as of 6/30/08

ResCap: Debt Maturity Schedule 2008 2009 2010 2011 2012 2013 2014 2015 Pre-Exchange 4032 2458 2997 1244 1957 2294 718 487 2008 2009 2010 2011 2012 2013 2014 2015 Post Exchange 275 618 3651 226 442 2718 1834 1861 Pre-Exchange Post-Exchange

Global Liquidity: Roll Forward Cash fell $0.5 billion in the quarter as debt repurchases and bond tender were partially offset by greater on-balance sheet securitizations *Cash and certain marketable securities declined from $18.6 billion at 3/31 to $15.6 billion at 6/30 ** Includes early paydown of Rescap $1.75 billion Bank Term Loan due July 2008. Numbers may not foot due to rounding

Conclusion GMAC and ResCap face credit and economic challenges Results will remain under pressure throughout 2008 To mitigate these pressures we must execute on servicing excellence, tighter underwriting, aggressively curtailing risk at ResCap and building liquidity Long-term transformational strategies will turn GMAC from a captive into an independent, bank-funded lender and servicer: De-levering and de-risking the balance sheet Building out the financial control infrastructure Evaluating divestiture of non-core operations Improving auto finance risk-adjusted returns Developing plans to grow GMAC Bank

Supplemental Charts

GMAC: Preliminary Q2 Consolidated Net Income Supplemental

Reconciliation of Insurance Core Earnings Amount within premium tax and other expense in Forms 10-Q and 10-K. Amount within investment income in Forms 10-Q and 10-K. Supplemental

ResCap: Income Statement Includes gain on extinguishment of debt of $647 million in the second quarter of 2008 as a result of the completed debt tender offer and the retirement of ResCap debt contributed by GMAC Note: Numbers may not foot due to rounding. Income statement presentation (condensed) as it appears on a ResCap's reported basis; results as they appear on a GMAC reported basis can be found on page 17 of this presentation. Supplemental

ResCap: Mortgage Production 1) International includes some nonprime production 1 1 Supplemental Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Total Domestic 43.9 41.2 31 27.1 20.2 15.5 18.7 17 Total International 7.5 8 6.5 7.7 9.1 5.3 2.2 1 Q106 Q206 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Prime Conforming 8.6 12 12 10.8 9.6 12.7 12.1 13.03 15.44 12.2 Prime Non-conforming 11.7 14.6 16.4 17.5 12.3 9.8 4.7 0.32 0.49 0.4 Government 0.9 1.1 0.9 0.8 0.6 0.8 1 1.19 1.98 3.8 Nonprime 9.1 6.1 8.5 6.9 3.3 0.7 0.2 0.07 0 0 Prime Second-lien 5.8 6.6 6.1 5.2 5.3 3.1 2.2 0.9 0.8 0.7 Total International 7.5 8 6.5 7.7 9.1 5.32 2.18 1 Note: Totals may not foot due to rounding

HFS and HFI Q2 08 transfers: HFS to HFI $122 million HFI to HFS $2.3 billion ResCap: Global HFS Portfolio Q208 Prime Conforming 1.17082 Prime Nonconforming 3.16001 Nonprime 1.11647 Prime Second-lien 0.26227 Government 1.32627 Q2 08 Non-Agency Public Securitizations 1.2 Agency 16.7 Non-Agency Whole Loans 6.1 Supplemental

ResCap: Q2 Significant Items Note: These amounts are classified according to ResCap's income statement presentation (includes Auto Bank). Supplemental